UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2025

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Forward Purchase Agreement

As previously reported on a Current Report on Form 8-K dated January 1, 2023, ConnectM Technology Solutions, Inc. (the “Company”) entered into that certain OTC Equity Prepaid Forward Transaction, dated as of December 31, 2022 (as amended on July 30,, 2024, the “Forward Purchase Agreement”), by and among (i) Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) Meteora Capital Partners, LP (“MCP”), (iii) Meteora Select Trading Opportunities Master, LP (“MSTO” and with MSOF, MCP, and MSTO, collectively the “Seller”), and (iv) the Company.

Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Forward Purchase Agreement.

On April 2, 2025, the parties to the Forward Purchase Agreement entered into a termination agreement (the “Termination Agreement”) which terminated the Forward Purchase Agreement upon the following terms:

1. the section entitled “Other Provisions – (k) Securities Contract; Swap Agreement” and the section entitled “Other Provisions – (f) Indemnification” of the Forward Purchase Agreement, remain in full force and effect;

2. the Number of Shares, equal to 1,618,948, shall be deemed free and clear of all obligations with respect to the Seller (including, but not limited to, Settlement and Optional Early Terminations) and subtracted from the Number of Shares, such that the Number of Shares shall be equal to zero;

3. the Prepayment Shortfall shall be deemed repaid in full to Seller and no future Shortfall Sales shall be made;

4. a Valuation Date will be deemed to have occurred, provided, that the Settlement Amount Adjustment owed to Seller in connection therewith shall be deemed satisfied in full; and

5. the Seller shall pay to the Company the amount of $500,000.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Termination Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 17, 2025

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer